SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) January 19, 1999

                             Universal Bank, N.A.
               (Originator of the Universal Card Master Trust)
                         Universal Card Master Trust
                     (Issuer of the Asset Backed Certificates)
            (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other           (Commission File            (IRS Employer
Jurisdiction of            Number)               Identification
Incorporation)                                               Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                           31904
(Address of Principal Executive Office)               (Zip Code)


Registrants telephone number, including area code (706) 562-2200


                               N/A
        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.                 The Certificateholder Statements for the month ending
                  December 31, 1998 for the Universal Card Master Trust Series 1995-1, Series 1995-2, Series 1995-3, Series 1996-1,
                  Series 1996-2, Series 1996-3, and Series 1997-1
                  Certificates were distributed on January 19, 1999.

Item 6.                 Not Applicable.

Item 7.                 Exhibits.

      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, 20.6, and 20.7.

      Exhibit 20.1                  Monthly Servicing Report dated
                                    January 19, 1999 with respect to the
                                    Universal Card Master Trust Series 1995-1.

      Exhibit 20.2                  Monthly Servicing Report dated
                                    January 19, 1999 with respect to the
                                    Universal Card Master Trust Series 1995-2.

      Exhibit 20.3                  Monthly Servicing Report dated
                                    January 19, 1999 with respect to the
                                    Universal Card Master Trust Series 1995-3.

      Exhibit 20.4                  Monthly Servicing Report dated
                                    January 19, 1999 with respect to the
                                    Universal Card Master Trust Series 1996-1.

      Exhibit 20.5                  Monthly Servicing Report dated
                                    January 19, 1999 with respect to the
                                    Universal Card Master Trust Series 1996-2.


      Exhibit 20.6                  Monthly Servicing Report dated
                                    January 19, 1999 with respect to the
                                    Universal Card Master Trust Series 1996-3.

      Exhibit 20.7                  Monthly Servicing Report dated
                                    January 19, 1999 with respect to the
                                    Universal Card Master Trust Series 1997-1.


                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL BANK, N.A.



                                          By: /s/ Meridith Jarrell
                                          Name:   Meridith Jarrell
                                          Title:  President & Chief
                                                  Operating Officer

                                 EXHIBIT INDEX


Exhibit                       Description                         Page

20.1                          Monthly Servicing Report dated
                              January 19, 1999 with respect to the
                              Universal Card Master Trust
                              Series 1995-1.

20.2                          Monthly Servicing Report dated
                              January 19, 1999 with respect to the
                              Universal Card Master Trust
                              Series 1995-2.

20.3                          Monthly Servicing Report dated
                              January 19, 1999 with respect to the
                              Universal Card Master Trust
                              Series 1995-3.

20.4                          Monthly Servicing Report dated
                              January 19, 1999 with respect to the
                              Universal Card Master Trust
                              Series 1996-1.

20.5                          Monthly Servicing Report dated
                              January 19, 1999 with respect to the
                              Universal Card Master Trust Series 1996-2.

20.6                          Monthly Servicing Report dated
                              January 19, 1999 with respect to the
                              Universal Card Master Trust Series 1996-3.

20.7                          Monthly Servicing Report dated
                              January 19, 1999 with respect to the
                              Universal Card Master Trust Series 1997-1.

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1995-2

     Monthly Report                              31-Dec-98
     Distribution Date                           19-Jan-99
     ------------------------------------------------------------------------

     Monthly Trust Activity                   Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         675,000,000.00     35,625,000.00
     Amount
     Adjusted Invested /Transferor          675,000,000.00     35,625,000.00
     Amount
     Floating Allocation Percentage            90.0000000%        4.7500000%
     Principal Allocation Percentage           90.0000000%        4.7500000%
     Finance Charge Collections               9,838,842.10        519,272.22
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  102,612,213.60      5,415,644.61
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 2,762,229.14        145,784.32
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 424,074.21         22,381.69
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                            0.00              0.00
     Reimbursed Principal                             0.00              0.00
     Ending Invested/Transferor Amounts     675,000,000.00     35,625,000.00
     ------------------------------------------------------------------------
     Group II Information                  Series 1995-2        Series
     Invested Amount                        750,000,000.00              0.00
     Average Rate                                 5.95420%           0.0000%
     Investor Finance Charge Collections     11,403,240.34              0.00
     Investor Principal Collections         114,013,570.67              0.00
     Investor Default Amount Due              3,069,143.49              0.00
     Investor Monthly Interest Due            3,740,719.03              0.00
     Investor Monthly Fees Due                1,250,000.00              0.00
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements             Class A           Class B
     Investor Coupon                              5.95000%          6.10000%
     Investor Monthly Interest Due            3,346,875.00        181,093.75
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due              3,346,875.00        181,093.75
     Investor  Default Amount Due             2,762,229.14        145,784.32
     Investor Monthly Fees Due                1,125,000.00         59,375.00
     Investor Additional Fees Due                    0.00              0.00
     Total                                    7,234,104.14        386,253.07

     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections               Class A           Class B
     Available Funds                         10,263,416.53        541,653.92
     Monthly Interest Paid                    3,346,875.00        181,093.75
     Investor Default Amount Paid             2,762,229.14              0.00
     Excess Spread                            4,154,312.39        360,560.17
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                       0.00              0.00
     Investor Default Amount Shortfall                0.00        145,784.32
     Required Amount                                  0.00        145,784.32
     ------------------------------------------------------------------------
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00        145,784.32
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00              0.00
     Principal Charge-Offs                            0.00              0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                             Class A           Class B
     Beginning Certificates Balance         675,000,000.00     35,625,000.00
     Interest Distribution                    3,346,875.00        181,093.75
     Principal Distribution                           0.00              0.00
     Total Distribution                       3,346,875.00        181,093.75
     Ending Certificate Balance             675,000,000.00     35,625,000.00
     Pool Factor                               100.000000%       100.000000%
     Total Distribution Per 1,000                   4.9583            5.0833
     Certificate
     ------------------------------------------------------------------------
     Interest Distribution Per 1,000                4.9583            5.0833
     Certificate
     Principal Distribution Per 1,000               0.0000            0.0000
     Certificate


     Delinquencies                             1-30              31-60

     Number of Accounts                            296,972            69,062
     Balance of Accounts                       678,745,169       166,192,354

     31+Days Delinquency Rate                                        3.2669%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor              0.0000%
     Current Month Account Owner Retained Interest Factor            0.0000%

     Monthly Trust Activity                CIA Investor        Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          39,375,000.00    750,000,000.00
     Amount
     Adjusted Invested /Transferor           39,375,000.00    750,000,000.00
     Amount
     Floating Allocation Percentage             5.2500000%       88.5686928%
     Principal Allocation Percentage            5.2500000%       88.5686928%
     Finance Charge Collections                 573,932.46     10,932,046.78
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    5,985,712.46    114,013,570.67
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   161,130.03      3,069,143.49
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  24,737.66        471,193.56
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                            0.00
     Charged-Off Principal                            0.00
     Reimbursed Principal                             0.00
     Ending Invested/Transferor Amounts      39,375,000.00    750,000,000.00
     ------------------------------------------------------------------------
     Group II Information                     Series            Series
     Invested Amount                                  0.00              0.00
     Average Rate                                  0.0000%           0.0000%
     Investor Finance Charge Collections              0.00              0.00
     Investor Principal Collections                   0.00              0.00
     Investor Default Amount Due                      0.00              0.00
     Investor Monthly Interest Due                    0.00              0.00
     Investor Monthly Fees Due                        0.00              0.00
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements          CIA Investor          Total
     Investor Coupon                              5.89438%
     Investor Monthly Interest Due              212,750.28      3,740,719.03
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due                212,750.28      3,740,719.03
     Investor  Default Amount Due               161,130.03      3,069,143.49
     Investor Monthly Fees Due                   65,625.00      1,250,000.00
     Investor Additional Fees Due                    0.00              0.00
     Total                                      439,505.31      8,059,862.52

     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections           11,403,240.34
     Interest/Principal/Spread                                        500.22
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  13.34%
     Base Rate                                                         7.99%
     ------------------------------------------------------------------------
     Application of Collections            CIA Investor          Total
     Available Funds                            598,670.12     11,403,740.56
     Monthly Interest Paid                            0.00      3,527,968.75
     Investor Default Amount Paid                     0.00      2,762,229.14
     Excess Spread                              598,670.12      5,113,542.67
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            145,784.32
     Required Amount                                              145,784.32
     ------------------------------------------------------------------------
     Monthly Interest Paid                      212,750.28        212,750.28
     Investor Default Paid                      161,130.03        306,914.35
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid                                         1,250,000.00
     Excess Finance Charge Collections                          3,343,878.05
     ------------------------------------------------------------------------
     Reallocated Principal                            0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00
     Principal Charge-Offs                            0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                          CIA Investor          Total
     Beginning Certificates Balance          39,375,000.00    750,000,000.00
     Interest Distribution                      212,750.28      3,740,719.03
     Principal Distribution                           0.00              0.00
     Total Distribution                         212,750.28      3,740,719.03
     Ending Certificate Balance              39,375,000.00    750,000,000.00
     Pool Factor                               100.000000%
     Total Distribution Per 1,000                   5.4032
     Certificate
     ------------------------------------------------------------------------
     Interest Distribution Per 1,000                5.4032
     Certificate
     Principal Distribution Per 1,000               0.0000
     Certificate


     Delinquencies                             61-90            91-120

     Number of Accounts                             38,127            27,918
     Balance of Accounts                       102,872,527        78,574,937

     31+Days Delinquency Rate                         0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

     Monthly Trust Activity                 Transferor          Series
                                             Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      6.12%
     Beginning Invested /Transferor          96,800,348.97    846,800,348.97
     Amount
     Adjusted Invested /Transferor           96,800,348.97    846,800,348.97
     Amount
     Floating Allocation Percentage            11.4313072%      100.0000000%
     Principal Allocation Percentage           11.4313072%      100.0000000%
     Finance Charge Collections               1,410,967.92     12,343,014.71
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   14,715,404.57    128,728,975.24
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   396,125.55      3,465,269.04
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  60,815.60        532,009.16
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts     123,966,334.19    873,966,334.19
     ------------------------------------------------------------------------
     Group II Information                   Group Total
     Invested Amount                        750,000,000.00
     Average Rate                                 5.95420%
     Investor Finance Charge Collections     11,403,240.34
     Investor Principal Collections         114,013,570.67
     Investor Default Amount Due              3,069,143.49
     Investor Monthly Interest Due            3,740,719.03
     Investor Monthly Fees Due                1,250,000.00
     Investor Additional Amounts Due                  0.00
     ------------------------------------------------------------------------


     Delinquencies                             121+              Total

     Number of Accounts                             34,841           466,920
     Balance of Accounts                       104,213,867  1,130,598,853.22

     Monthly Trust Activity                    Trust
                                              Totals
     Beginning Principal  Receivables    13,831,072,366.52
     Balance
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      13,831,072,366.52
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections             201,602,573.52
     Total Yield                                    17.49%
     Trust Portfolio Yield                          13.33%
     Principal Collections                2,102,573,262.22
     Discount Percentage                             0.00%
     Discount Option Receivable                       0.00
     Collections
     Monthly Payment Rate                           15.20%
     Defaults                                56,599,394.27
     Monthly Default Rate                            4.91%
     Net Monthly Default Rate                        4.16%
     Recoveries                               8,689,483.01
     Adjustments                             14,009,452.70
     New Receivables                      2,616,893,201.10
     Ending Principal  Receivables       14,274,783,458.43
     Balance
     Minimum Series Required Balance        802,500,000.00
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      14,274,783,458.43

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts  14,274,783,458.43
     ------------------------------------------------------

     Group:                              Group II
     Series:                             Series 1995-2
     Supplement Date:                    15-Nov-95

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1995-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 01/19/99 with respect to the performance of the Trust during the month of 12/01/98 to 12/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution
     in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $4.95833333

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $4.95833333

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph
     1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $5.08333333
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $5.08333333
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                     $212,750.28
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/ Dori Broglino
     __________________________________
          Name:   Dori Broglino
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                           $13,831,072,366.52
Receivables:
Beginning of the Month Finance Charge Receivables:          $245,266,971.08
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                               $14,076,339,337.60
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                    $14,274,783,458.43
End of the Month Finance Charge                             $261,689,225.87
Receivables:
End of the Month Discounted Receivables:                              $0.00
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                        $14,536,472,684.30


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master Trust Series)        $12,249,999,999.99

End of the Month Total Transferor Amount                   $2,286,472,684.31


DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $166,192,354.28
   61-90 Days Delinquent                                    $102,872,526.67
   91+ Days Delinquent                                      $182,788,803.62

   Total 31+ Days Delinquent                                $451,853,684.57

Defaulted Accounts During the Month                          $56,599,394.27

INVESTED AMOUNTS ---

Class A Initial Invested Amount              $675,000,000
Class B Initial Invested Amount               $35,625,000
Collateral Initial Invested Amount            $39,375,000
INITIAL INVESTED AMOUNT                                        $750,000,000

Class A Invested Amount                   $675,000,000.00
Class B Invested Amount                    $35,625,000.00
Collateral Invested Amount                 $39,375,000.00
INVESTED AMOUNT                                                $750,000,000


Class A Adjusted Invested Amount          $675,000,000.00
Class B Adjusted Invested Amount           $35,625,000.00
Collateral Invested Amount                 $39,375,000.00
ADJUSTED INVESTED AMOUNT                                       $750,000,000


MONTHLY SERVICING FEE                                         $1,250,000.00


INVESTOR DEFAULT AMOUNT                                       $3,069,143.49


GROUP II INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.95420%
IN GROUP II

GROUP II INVESTOR FINANCE CHARGE COLLECTIONS                 $11,403,240.34
GROUP II INVESTOR ADDITIONAL AMOUNTS                                  $0.00
GROUP II INVESTOR DEFAULT AMOUNT                              $3,069,143.49
GROUP II INVESTOR MONTHLY FEES                                $1,250,000.00
GROUP II INVESTOR MONTHLY INTEREST                            $3,740,719.03


SERIES 1995-2 INFORMATION
SERIES 1995-2 ALLOCATION PERCENTAGE                                    6.12%
SERIES 1995-2 ALLOCABLE FINANCE CHARGE                       $12,343,014.71
COLLECTIONS
SERIES 1995-2 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                      $3,465,269.04
SERIES 1995-2 MONTHLY FEES                                    $1,250,000.00
SERIES 1995-2 ALLOCABLE PRINCIPAL COLLECTIONS               $128,728,975.24
SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                     $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                        88.57%

INVESTOR FINANCE CHARGE COLLECTIONS                          $10,932,046.78
INVESTOR DEFAULT AMOUNT                                       $3,069,143.49
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $11,403,240.34
PRINCIPAL ALLOCATIONS PERCENTAGE                                      88.57%
AVAILABLE PRINCIPAL COLLECTIONS                             $114,013,570.67


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           90.00%

    Class A Floating Percentage of         $10,263,416.53
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                   $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $10,263,416.53

   Class A Monthly Interest                 $3,346,875.00
   Class A Servicing Fee (if applicable)            $0.00
   Class A Investor Default Amount          $2,762,229.14
TOTAL CLASS A EXCESS SPREAD                                   $4,154,312.39

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            4.75%

CLASS B AVAILABLE FUNDS                                         $541,653.92

   Class B Monthly Interest                   $181,093.75
   Class B Servicing Fee (if applicable)            $0.00
TOTAL CLASS B EXCESS SPREAD                                     $360,560.17

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         5.25%

COLLATERAL AVAILABLE FUNDS                                      $598,670.12
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                  $598,670.12

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $5,113,542.67
                                                     C-6

Excess Spread Applied to Class A Required Amount                      $0.00
Excess Spread Applied to Class A Investor Chargeoffs                  $0.00

Excess Spread Applied to Class B Required Amount                $145,784.32
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $212,750.28
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                       $1,250,000.00
Servicing Fee
Excess Spread Applied Collateral                                $161,130.03
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                              $0.00
Excess Spread Applied to Other Amounts                                $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $3,343,878.05

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $52,751,063.76
 FOR ALL ALLOCATION SERIES

SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1995-2

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                            7.99%                 1
Base Rate (Prior Month)                              7.94%                 1
Base Rate (Two Months Ago)                           7.94%                 1
THREE MONTH AVERAGE BASE RATE                                          7.96%

Series Adj Portfolio Yield (Curr Month)             13.34%                 1
Series Adj Portfolio Yield (Prior Month)            13.45%                 1
Series Adj Port Yield (Two Months Ago)              12.72%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         13.17%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          90.00%

   Class A Principal Collections          $102,612,213.60

CLASS B PRINCIPAL PERCENTAGE                                           4.75%

   Class B Principal Collections            $5,415,644.61

COLLATERAL PRINCIPAL PERCENTAGE                                        5.25%
   Collateral Principal Collections         $5,985,712.46

AVAILABLE PRINCIPAL COLLECTIONS           $114,013,570.67

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1995-2 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                      $0.00
Deficit Controlled Accumulation Amount              $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $114,013,570.67
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                           $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/ Dori Broglino
          _________________________________
          Name:   Dori Broglino
           Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1995-3

     Monthly Report                              31-Dec-98
     Distribution Date                           19-Jan-99

     Monthly Trust Activity                   Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         652,500,000.00     45,000,000.00
     Amount
     Adjusted Invested /Transferor          652,500,000.00     45,000,000.00
     Amount
     Floating Allocation Percentage            87.0000000%        6.0000000%
     Principal Allocation Percentage           87.0000000%        6.0000000%
     Finance Charge Collections               9,510,880.70        655,922.81
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   99,191,806.48      6,840,814.24
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 2,670,154.84        184,148.61
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 409,938.40         28,271.61
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                            0.00              0.00
     Reimbursed Principal                             0.00              0.00
     Ending Invested/Transferor Amounts     652,500,000.00     45,000,000.00
     ------------------------------------------------------------------------
     Group I Information                   Series 1995-3     Series 1996-1
     Invested Amount                        750,000,000.00  1,000,000,000.00
     Average Rate                                 5.56516%          5.50891%
     Investor Finance Charge Collections     11,403,240.34     15,204,320.46
     Investor Principal Collections         114,013,570.67    152,018,094.22
     Investor Default Amount Due              3,069,143.49      4,092,191.32
     Investor Monthly Interest Due            3,826,045.44      5,049,831.42
     Investor Monthly Fees Due                1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements             Class A           Class B
     Investor Coupon                              5.53328%          5.64328%
     Investor Monthly Interest Due            3,309,593.10        232,785.30
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due              3,309,593.10        232,785.30
     Investor  Default Amount Due             2,670,154.84        184,148.61
     Investor Monthly Fees Due                1,087,500.00         75,000.00
     Investor Additional Fees Due                    0.00              0.00
     Total                                    7,067,247.94        491,933.91

     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections               Class A           Class B
     Available Funds                          9,980,920.42        687,392.39
     Monthly Interest Paid                    3,309,593.10        232,785.30
     Investor Default Amount Paid             2,670,154.84              0.00
     Excess Spread                            4,001,172.48        454,607.09
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                       0.00              0.00
     Investor Default Amount Shortfall                0.00        184,148.61
     Required Amount                                  0.00        184,148.61
     ------------------------------------------------------------------------
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00        184,148.61
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00              0.00
     Principal Charge-Offs                            0.00              0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                             Class A           Class B
     Beginning Certificates Balance         652,500,000.00     45,000,000.00
     Interest Distribution                    9,226,744.40        648,977.20
     Principal Distribution                           0.00              0.00
     Total Distribution                       9,226,744.40        648,977.20
     Ending Certificate Balance             652,500,000.00     45,000,000.00
     Pool Factor                               100.000000%       100.000000%
     Total Distribution Per 1,000                  14.1406           14.4217
     Certificate
     Interest Distribution Per 1,000               14.1406           14.4217
     Certificate
     Principal Distribution Per 1,000               0.0000            0.0000
     Certificate

     1st   Collection Accounts Deposit        2,908,430.30        204,568.90
     2nd Collection Accounts Deposit          3,008,721.00        211,623.00
     3rd Collection Accounts Deposit          3,309,593.10        232,785.30
     Quarterly Interest Distribution          9,226,744.40        648,977.20


     Delinquencies                             1-30              31-60

     Number of Accounts                            296,972            69,062
     Balance of Accounts                       678,745,169       166,192,354

     31+Days Delinquency Rate                                        3.2669%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor              0.0000%
     Current Month Account Owner Retained Interest Factor            0.0000%

     Monthly Trust Activity                CIA Investor        Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          52,500,000.00    750,000,000.00
     Amount
     Adjusted Invested /Transferor           52,500,000.00    750,000,000.00
     Amount
     Floating Allocation Percentage             7.0000000%       88.5686928%
     Principal Allocation Percentage            7.0000000%       88.5686928%
     Finance Charge Collections                 765,243.27     10,932,046.78
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    7,980,949.95    114,013,570.67
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   214,840.04      3,069,143.49
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  32,983.55        471,193.56
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                            0.00
     Charged-Off Principal                            0.00
     Reimbursed Principal                             0.00
     Ending Invested/Transferor Amounts      52,500,000.00    750,000,000.00
     ------------------------------------------------------------------------
     Group I Information                   Series 1996-2     Series 1996-3
     Invested Amount                      1,000,000,000.00  1,000,000,000.00
     Average Rate                                 5.46166%          5.37913%
     Investor Finance Charge Collections     15,204,320.46     15,204,320.46
     Investor Principal Collections         152,018,094.22    152,018,094.22
     Investor Default Amount Due              4,092,191.32      4,092,191.32
     Investor Monthly Interest Due            5,006,518.92      4,930,869.17
     Investor Monthly Fees Due                1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements          CIA Investor          Total
     Investor Coupon                              5.89438%
     Investor Monthly Interest Due              283,667.04      3,826,045.44
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due                283,667.04      3,826,045.44
     Investor  Default Amount Due               214,840.04      3,069,143.49
     Investor Monthly Fees Due                   87,500.00      1,250,000.00
     Investor Additional Fees Due                    0.00              0.00
     Total                                      586,007.08      8,145,188.93

     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections           11,456,539.86
     Interest/Principal/Spread                                     13,730.74
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  13.44%
     Base Rate                                                         8.12%
     ------------------------------------------------------------------------
     Application of Collections            CIA Investor          Total
     Available Funds                            801,957.79     11,470,270.60
     Monthly Interest Paid                            0.00      3,542,378.40
     Investor Default Amount Paid                     0.00      2,670,154.84
     Excess Spread                              801,957.79      5,257,737.36
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            184,148.61
     Required Amount                                              184,148.61
     ------------------------------------------------------------------------
     Monthly Interest Paid                      283,667.04        283,667.04
     Investor Default Paid                      214,840.04        398,988.65
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid                                         1,250,000.00
     Excess Finance Charge Collections                          3,325,081.67
     ------------------------------------------------------------------------
     Reallocated Principal                            0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00
     Principal Charge-Offs                            0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                          CIA Investor          Total
     Beginning Certificates Balance          52,500,000.00    750,000,000.00
     Interest Distribution                      283,667.04     10,159,388.64
     Principal Distribution                           0.00              0.00
     Total Distribution                         283,667.04     10,159,388.64
     Ending Certificate Balance              52,500,000.00    750,000,000.00
     Pool Factor                               100.000000%
     Total Distribution Per 1,000                   5.4032
     Certificate
     Interest Distribution Per 1,000                5.4032
     Certificate
     Principal Distribution Per 1,000               0.0000
     Certificate

     1st   Collection Accounts Deposit                          3,112,999.20
     2nd Collection Accounts Deposit                            3,220,344.00
     3rd Collection Accounts Deposit                            3,542,378.40
     Quarterly Interest Distribution                            9,875,721.60


     Delinquencies                             61-90            91-120

     Number of Accounts                             38,127            27,918
     Balance of Accounts                       102,872,527        78,574,937

     31+Days Delinquency Rate                         0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

     Monthly Trust Activity                 Transferor          Series
                                             Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      6.12%
     Beginning Invested /Transferor          96,800,348.97    846,800,348.97
     Amount
     Adjusted Invested /Transferor           96,800,348.97    846,800,348.97
     Amount
     Floating Allocation Percentage            11.4313072%      100.0000000%
     Principal Allocation Percentage           11.4313072%      100.0000000%
     Finance Charge Collections               1,410,967.92     12,343,014.71
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   14,715,404.57    128,728,975.24
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   396,125.55      3,465,269.04
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  60,815.60        532,009.16
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts     123,966,334.19    873,966,334.19
     ------------------------------------------------------------------------
     Group I Information                   Series 1997-1      Group Total
     Invested Amount                      1,000,000,000.00  4,750,000,000.00
     Average Rate                                 5.54268%          5.47309%
     Investor Finance Charge Collections     15,204,320.46     72,220,522.17
     Investor Principal Collections         152,018,094.22    722,085,947.56
     Investor Default Amount Due              4,092,191.32     19,437,908.76
     Investor Monthly Interest Due            5,080,792.57     23,894,057.50
     Investor Monthly Fees Due                1,666,666.67      7,916,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------


     Delinquencies                             121+              Total

     Number of Accounts                             34,841           466,920
     Balance of Accounts                       104,213,867  1,130,598,853.22

     Monthly Trust Activity                    Trust
                                              Totals
     Beginning Principal  Receivables    13,831,072,366.52
     Balance
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      13,831,072,366.52
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections             201,602,573.52
     Total Yield                                    17.49%
     Trust Portfolio Yield                          13.33%
     Principal Collections                2,102,573,262.22
     Discount Percentage                             0.00%
     Discount Option Receivable                       0.00
     Collections
     Monthly Payment Rate                           15.20%
     Defaults                                56,599,394.27
     Monthly Default Rate                            4.91%
     Net Monthly Default Rate                        4.16%
     Recoveries                               8,689,483.01
     Adjustments                             14,009,452.70
     New Receivables                      2,616,893,201.10
     Ending Principal  Receivables       14,274,783,458.43
     Balance
     Minimum Series Required Balance        802,500,000.00
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      14,274,783,458.43

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts  14,274,783,458.43
     ------------------------------------

     Group:                              Group 1
     Series:                             Series 1995-3
     Supplement Date:                    15-Nov-95

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1995-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-3 Supplement dated as of 11/15/95 (the "Supplement") among UCS, and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 01/19/99 with respect to the performance of the Trust during the month of 12/01/98 to 12/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                              $14.14060444

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                              $14.14060444

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph
     1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                              $14.42171556
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                              $14.42171556
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                     $283,667.04
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Dori Broglino
     __________________________________
          Name:   Dori Broglino
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                           $13,831,072,366.52
Receivables:
Beginning of the Month Finance Charge Receivables:          $245,266,971.08
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                               $14,076,339,337.60
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                    $14,274,783,458.43
End of the Month Finance Charge                             $261,689,225.87
Receivables:
End of the Month Discounted Receivables:                              $0.00
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                        $14,536,472,684.30


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master Trust Series)        $12,249,999,999.99

End of the Month Total Transferor Amount                   $2,286,472,684.31


DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $166,192,354.28
   61-90 Days Delinquent                                    $102,872,526.67
   91+ Days Delinquent                                      $182,788,803.62

   Total 31+ Days Delinquent                                $451,853,684.57

Defaulted Accounts During the Month                          $56,599,394.27
                                                     C-4

INVESTED AMOUNTS ---

Class A Initial Invested Amount              $652,500,000
Class B Initial Invested Amount               $45,000,000
Collateral Initial Invested Amount            $52,500,000
INITIAL INVESTED AMOUNT                                        $750,000,000

Class A Invested Amount                   $652,500,000.00
Class B Invested Amount                    $45,000,000.00
Collateral Invested Amount                 $52,500,000.00
INVESTED AMOUNT                                                $750,000,000


Class A Adjusted Invested Amount          $652,500,000.00
Class B Adjusted Invested Amount           $45,000,000.00
Collateral Invested Amount                 $52,500,000.00
ADJUSTED INVESTED AMOUNT                                       $750,000,000


MONTHLY SERVICING FEE                                         $1,250,000.00


INVESTOR DEFAULT AMOUNT                                       $3,069,143.49


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.47309%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                  $72,220,522.17
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $19,437,908.76
GROUP 1 INVESTOR MONTHLY FEES                                 $7,916,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                            $23,894,057.50


SERIES 1995-3  INFORMATION
SERIES 1995-3  ALLOCATION PERCENTAGE                                   6.12%
SERIES 1995-3  ALLOCABLE FINANCE CHARGE                      $12,343,014.71
COLLECTIONS
SERIES 1995-3  ADDITIONAL AMOUNTS                                     $0.00
SERIES 1995-3  ALLOCABLE DEFAULTED AMOUNT                     $3,465,269.04
SERIES 1995-3  MONTHLY FEES                                   $1,250,000.00
SERIES 1995-3  ALLOCABLE PRINCIPAL COLLECTIONS              $128,728,975.24
SERIES 1995-3  REQUIRED TRANSFEROR AMOUNT                    $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                        88.57%

INVESTOR FINANCE CHARGE COLLECTIONS                          $10,932,046.78
INVESTOR DEFAULT AMOUNT                                       $3,069,143.49
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $11,456,539.86
PRINCIPAL ALLOCATIONS PERCENTAGE                                      88.57%
AVAILABLE PRINCIPAL COLLECTIONS                             $114,013,570.67


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           87.00%

    Class A Floating Percentage of          $9,980,920.42
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                   $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $9,980,920.42

   Class A Monthly Interest                 $3,309,593.10
   Class A Servicing Fee (if applicable)            $0.00
   Class A Investor Default Amount          $2,670,154.84
TOTAL CLASS A EXCESS SPREAD                                   $4,001,172.48

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            6.00%

CLASS B AVAILABLE FUNDS                                         $687,392.39

   Class B Monthly Interest                   $232,785.30
   Class B Servicing Fee (if applicable)            $0.00
TOTAL CLASS B EXCESS SPREAD                                     $454,607.09

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                      $801,957.79
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                  $801,957.79

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $5,257,737.36

Excess Spread Applied to Class A Required Amount                      $0.00
Excess Spread Applied to Class A                                      $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                $184,148.61
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $283,667.04
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                       $1,250,000.00
Servicing Fee
Excess Spread Applied Collateral                                $214,840.04
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                              $0.00
Excess Spread Applied to Other Amounts                                $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $3,325,081.67

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $52,751,063.76
 FOR ALL ALLOCATION SERIES

SERIES 1995-3  EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1995-3

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                            8.12%                 1
Base Rate (Prior Month)                              7.55%                 1
Base Rate (Two Months Ago)                           7.37%                 1
THREE MONTH AVERAGE BASE RATE                                          7.68%

Series Adj Portfolio Yield (Curr Month)             13.44%                 1
Series Adj Portfolio Yield (Prior Month)            13.48%                 1
Series Adj Port Yield (Two Months Ago)              12.75%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         13.22%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          87.00%

   Class A Principal Collections           $99,191,806.48

CLASS B PRINCIPAL PERCENTAGE                                           6.00%

   Class B Principal Collections            $6,840,814.24

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections         $7,980,949.95

AVAILABLE PRINCIPAL COLLECTIONS           $114,013,570.67

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1995-3  PRINCIPAL SHORTFALL                                    $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                      $0.00
Deficit Controlled Accumulation Amount              $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $114,013,570.67
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                           $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Dori Broglino
     __________________________________
          Name:   Dori Broglino
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-1

     Monthly Report                              31-Dec-98
     Distribution Date                           19-Jan-99

     Monthly Trust Activity                   Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Floating Allocation Percentage            85.0000000%        8.0000000%
     Principal Allocation Percentage           85.0000000%        8.0000000%
     Finance Charge Collections              12,389,653.02      1,166,084.99
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  129,215,380.09     12,161,447.54
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 3,478,362.62        327,375.31
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 534,019.37         50,260.65
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                            0.00              0.00
     Reimbursed Principal                             0.00              0.00
     Ending Invested/Transferor Amounts     850,000,000.00     80,000,000.00
     ------------------------------------------------------------------------
     Group I Information                   Series 1995-3     Series 1996-1
     Invested Amount                        750,000,000.00  1,000,000,000.00
     Average Rate                                 5.56516%          5.50891%
     Investor Finance Charge Collections     11,403,240.34     15,204,320.46
     Investor Principal Collections         114,013,570.67    152,018,094.22
     Investor Default Amount Due              3,069,143.49      4,092,191.32
     Investor Monthly Interest Due            3,826,045.44      5,049,831.42
     Investor Monthly Fees Due                1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements             Class A           Class B
     Investor Coupon                              5.46828%          5.60328%
     Investor Monthly Interest Due            4,260,701.50        410,907.20
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due              4,260,701.50        410,907.20
     Investor  Default Amount Due             3,478,362.62        327,375.31
     Investor Monthly Fees Due                1,416,666.67        133,333.33
     Investor Additional Fees Due                    0.00              0.00
     Total                                    9,155,730.79        871,615.84

     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections               Class A           Class B
     Available Funds                         12,958,356.74      1,217,905.92
     Monthly Interest Paid                    4,260,701.50        410,907.20
     Investor Default Amount Paid             3,478,362.62              0.00
     Excess Spread                            5,219,292.62        806,998.72
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                       0.00              0.00
     Investor Default Amount Shortfall                0.00        327,375.31
     Required Amount                                  0.00        327,375.31
     ------------------------------------------------------------------------
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00        327,375.31
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00              0.00
     Principal Charge-Offs                            0.00              0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                             Class A           Class B
     Beginning Certificates Balance         850,000,000.00     80,000,000.00
     Interest Distribution                   11,878,319.33      1,145,559.47
     Principal Distribution                           0.00              0.00
     Total Distribution                      11,878,319.33      1,145,559.47
     Ending Certificate Balance             850,000,000.00     80,000,000.00
     Pool Factor                               100.000000%       100.000000%
     Total Distribution Per 1,000                  13.9745           14.3195
     Certificate
     Interest Distribution Per 1,000               13.9745           14.3195
     Certificate
     Principal Distribution Per 1,000               0.0000            0.0000
     Certificate

     1st   Collection Account Deposit         3,744,252.83        361,100.27
     2nd Collection Accounts Deposit          3,873,365.00        373,552.00
     3rd Collection Accounts Deposit          4,260,701.50        410,907.20
     Quarterly Interest Distribution         11,878,319.33      1,145,559.47


     Delinquencies                             1-30              31-60

     Number of Accounts                            296,972            69,062
     Balance of Accounts                       678,745,169       166,192,354

     31+Days Delinquency Rate                                        3.2669%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor              0.0000%
     Current Month Account Owner Retained Interest Factor            0.0000%

     Monthly Trust Activity                CIA Investor        Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Floating Allocation Percentage             7.0000000%       88.5686928%
     Principal Allocation Percentage            7.0000000%       88.5686928%
     Finance Charge Collections               1,020,324.37     14,576,062.37
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   10,641,266.60    152,018,094.22
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   286,453.39      4,092,191.32
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  43,978.07        628,258.08
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                            0.00
     Charged-Off Principal                          (0.00)
     Reimbursed Principal                             0.00
     Ending Invested/Transferor Amounts      70,000,000.00  1,000,000,000.00
     ------------------------------------------------------------------------
     Group I Information                   Series 1996-2     Series 1996-3
     Invested Amount                      1,000,000,000.00  1,000,000,000.00
     Average Rate                                 5.46166%          5.37913%
     Investor Finance Charge Collections     15,204,320.46     15,204,320.46
     Investor Principal Collections         152,018,094.22    152,018,094.22
     Investor Default Amount Due              4,092,191.32      4,092,191.32
     Investor Monthly Interest Due            5,006,518.92      4,930,869.17
     Investor Monthly Fees Due                1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements          CIA Investor          Total
     Investor Coupon                              5.89438%
     Investor Monthly Interest Due              378,222.72      5,049,831.42
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due                378,222.72      5,049,831.42
     Investor  Default Amount Due               286,453.39      4,092,191.32
     Investor Monthly Fees Due                  116,666.67      1,666,666.67
     Investor Additional Fees Due                    0.00              0.00
     Total                                      781,342.78     10,808,689.40

     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections           15,223,823.98
     Interest/Principal/Spread                                     18,106.36
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  13.38%
     Base Rate                                                         8.06%
     ------------------------------------------------------------------------
     Application of Collections            CIA Investor          Total
     Available Funds                          1,065,667.68     15,241,930.34
     Monthly Interest Paid                            0.00      4,671,608.70
     Investor Default Amount Paid                     0.00      3,478,362.62
     Excess Spread                            1,065,667.68      7,091,959.02
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            327,375.31
     Required Amount                                              327,375.31
     ------------------------------------------------------------------------
     Monthly Interest Paid                      378,222.72        378,222.72
     Investor Default Paid                      286,453.39        613,828.70
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid                                         1,666,666.67
     Excess Finance Charge Collections                          4,433,240.94
     ------------------------------------------------------------------------
     Reallocated Principal                            0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00
     Principal Charge-Offs                          (0.00)
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                          CIA Investor          Total
     Beginning Certificates Balance          70,000,000.00  1,000,000,000.00
     Interest Distribution                      378,222.72     13,402,101.52
     Principal Distribution                           0.00              0.00
     Total Distribution                         378,222.72     13,402,101.52
     Ending Certificate Balance              70,000,000.00  1,000,000,000.00
     Pool Factor                               100.000000%
     Total Distribution Per 1,000                   5.4032
     Certificate
     Interest Distribution Per 1,000                5.4032
     Certificate
     Principal Distribution Per 1,000               0.0000
     Certificate

     1st   Collection Account Deposit                           4,105,353.10
     2nd Collection Accounts Deposit                            4,246,917.00
     3rd Collection Accounts Deposit                            4,671,608.70
     Quarterly Interest Distribution                           13,023,878.80


     Delinquencies                             61-90            91-120

     Number of Accounts                             38,127            27,918
     Balance of Accounts                       102,872,527        78,574,937

     31+Days Delinquency Rate                         0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

     Monthly Trust Activity                 Transferor          Series
                                             Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      8.16%
     Beginning Invested /Transferor         129,067,131.96  1,129,067,131.96
     Amount
     Adjusted Invested /Transferor          129,067,131.96  1,129,067,131.96
     Amount
     Floating Allocation Percentage            11.4313072%      100.0000000%
     Principal Allocation Percentage           11.4313072%      100.0000000%
     Finance Charge Collections               1,881,290.57     16,457,352.94
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   19,620,539.43    171,638,633.65
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   528,167.40      4,620,358.72
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  81,087.47        709,345.55
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts     165,288,445.59  1,165,288,445.59
     ------------------------------------------------------------------------
     Group I Information                   Series 1997-1      Group Total
     Invested Amount                      1,000,000,000.00  4,750,000,000.00
     Average Rate                                 5.54268%          5.47309%
     Investor Finance Charge Collections     15,204,320.46     72,220,522.17
     Investor Principal Collections         152,018,094.22    722,085,947.56
     Investor Default Amount Due              4,092,191.32     19,437,908.76
     Investor Monthly Interest Due            5,080,792.57     23,894,057.50
     Investor Monthly Fees Due                1,666,666.67      7,916,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------


     Delinquencies                             121+              Total

     Number of Accounts                             34,841           466,920
     Balance of Accounts                       104,213,867  1,130,598,853.22

     Monthly Trust Activity                    Trust
                                              Totals
     Beginning Principal  Receivables    13,831,072,366.52
     Balance
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      13,831,072,366.52
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections             201,602,573.52
     Total Yield                                    17.49%
     Trust Portfolio Yield                          13.33%
     Principal Collections                2,102,573,262.22
     Discount Percentage                             0.00%
     Discount Option Receivable                       0.00
     Collections
     Monthly Payment Rate                           15.20%
     Defaults                                56,599,394.27
     Monthly Default Rate                            4.91%
     Net Monthly Default Rate                        4.16%
     Recoveries                               8,689,483.01
     Adjustments                             14,009,452.70
     New Receivables                      2,616,893,201.10
     Ending Principal  Receivables       14,274,783,458.43
     Balance
     Minimum Series Required Balance      1,070,000,000.00
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      14,274,783,458.43

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts  14,274,783,458.43
     ------------------------------------

     Group:                              Group 1
     Series:                             Series 1996-1
     Supplement Date:                    30-Apr-96

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 01/19/99 with respect to the performance of the Trust during the month of 12/01/98 to 12/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                              $13.97449333

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                              $13.97449333

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph
     1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                              $14.31949338
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                              $14.31949338
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                     $378,222.72
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                          ($0.00)
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Dori Broglino
     __________________________________
          Name:   Dori Broglino
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                           $13,831,072,366.52
Receivables:
Beginning of the Month Finance Charge Receivables:          $245,266,971.08
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                               $14,076,339,337.60
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                    $14,274,783,458.43
End of the Month Finance Charge                             $261,689,225.87
Receivables:
End of the Month Discounted Receivables:                              $0.00
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                        $14,536,472,684.30


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master Trust Series)        $12,249,999,999.99

End of the Month Total Transferor Amount                   $2,286,472,684.31


DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $166,192,354.28
   61-90 Days Delinquent                                    $102,872,526.67
   91+ Days Delinquent                                      $182,788,803.62

   Total 31+ Days Delinquent                                $451,853,684.57

Defaulted Accounts During the Month                          $56,599,394.27

INVESTED AMOUNTS ---

Class A Initial Invested Amount              $850,000,000
Class B Initial Invested Amount               $80,000,000
Collateral Initial Invested Amount            $70,000,000
INITIAL INVESTED AMOUNT                                      $1,000,000,000

Class A Invested Amount                   $850,000,000.00
Class B Invested Amount                    $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
INVESTED AMOUNT                                              $1,000,000,000


Class A Adjusted Invested Amount          $850,000,000.00
Class B Adjusted Invested Amount           $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
ADJUSTED INVESTED AMOUNT                                     $1,000,000,000


MONTHLY SERVICING FEE                                         $1,666,666.67


INVESTOR DEFAULT AMOUNT                                       $4,092,191.32


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.47309%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                  $72,220,522.17
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $19,437,908.76
GROUP 1 INVESTOR MONTHLY FEES                                 $7,916,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                            $23,894,057.50


SERIES 1996-1 INFORMATION
SERIES 1996-1 ALLOCATION PERCENTAGE                                    8.16%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                       $16,457,352.94
COLLECTIONS
SERIES 1996-1 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                      $4,620,358.72
SERIES 1996-1 MONTHLY FEES                                    $1,666,666.67
SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS               $171,638,633.65
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                     $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                        88.57%

INVESTOR FINANCE CHARGE COLLECTIONS                          $14,576,062.37
INVESTOR DEFAULT AMOUNT                                       $4,092,191.32
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $15,223,823.98
PRINCIPAL ALLOCATIONS PERCENTAGE                                      88.57%
AVAILABLE PRINCIPAL COLLECTIONS                             $152,018,094.22


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           85.00%

    Class A Floating Percentage of         $12,958,356.74
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                   $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $12,958,356.74

   Class A Monthly Interest                 $4,260,701.50
   Class A Servicing Fee (if applicable)            $0.00
   Class A Investor Default Amount          $3,478,362.62
TOTAL CLASS A EXCESS SPREAD                                   $5,219,292.62

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            8.00%

CLASS B AVAILABLE FUNDS                                       $1,217,905.92

   Class B Monthly Interest                   $410,907.20
   Class B Servicing Fee (if applicable)            $0.00
TOTAL CLASS B EXCESS SPREAD                                     $806,998.72

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                    $1,065,667.68
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                $1,065,667.68

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $7,091,959.02

Excess Spread Applied to Class A Required Amount                      $0.00
Excess Spread Applied to Class A                                      $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                $327,375.31
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $378,222.72
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                       $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral                                $286,453.39
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                              $0.00
Excess Spread Applied to Other Amounts                                $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $4,433,240.94

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $52,751,063.76
 FOR ALL ALLOCATION SERIES

SERIES 1996-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1996-1

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                            8.06%                 1
Base Rate (Prior Month)                              7.49%                 1
Base Rate (Two Months Ago)                           7.32%                 1
THREE MONTH AVERAGE BASE RATE                                          7.62%

Series Adj Portfolio Yield (Curr Month)             13.38%                 1
Series Adj Portfolio Yield (Prior Month)            13.42%                 1
Series Adj Port Yield (Two Months Ago)              12.69%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         13.16%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          85.00%

   Class A Principal Collections          $129,215,380.09

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

   Class B Principal Collections           $12,161,447.54

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections        $10,641,266.60

AVAILABLE PRINCIPAL COLLECTIONS           $152,018,094.22

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1996-1 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                      $0.00
Deficit Controlled Accumulation Amount              $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $152,018,094.22
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                      ($0.00)
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                           $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Dori Broglino
     __________________________________
          Name:   Dori Broglino
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-2

     Monthly Report                              31-Dec-98
     Distribution Date                           19-Jan-99
     ------------------------------------------------------------------------

     Monthly Trust Activity                   Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Floating Allocation Percentage            85.0000000%        8.0000000%
     Principal Allocation Percentage           85.0000000%        8.0000000%
     Finance Charge Collections              12,389,653.02      1,166,084.99
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  129,215,380.09     12,161,447.54
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 3,478,362.62        327,375.31
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 534,019.37         50,260.65
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                            0.00              0.00
     Reimbursed Principal                             0.00              0.00
     Ending Invested/Transferor Amounts     850,000,000.00     80,000,000.00
     ------------------------------------------------------------------------
     Group I Information                   Series 1995-3     Series 1996-1
     Invested Amount                        750,000,000.00  1,000,000,000.00
     Average Rate                                 5.56516%          5.50891%
     Investor Finance Charge Collections     11,403,240.34     15,204,320.46
     Investor Principal Collections         114,013,570.67    152,018,094.22
     Investor Default Amount Due              3,069,143.49      4,092,191.32
     Investor Monthly Interest Due            3,826,045.44      5,049,831.42
     Investor Monthly Fees Due                1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements             Class A           Class B
     Investor Coupon                              5.41328%          5.55328%
     Investor Monthly Interest Due            4,217,847.33        407,240.53
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due              4,217,847.33        407,240.53
     Investor  Default Amount Due             3,478,362.62        327,375.31
     Investor Monthly Fees Due                1,416,666.67        133,333.33
     Investor Additional Fees Due                    0.00              0.00
     Total                                    9,112,876.62        867,949.17

     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections               Class A           Class B
     Available Funds                         12,921,415.55      1,214,440.92
     Monthly Interest Paid                    4,217,847.33        407,240.53
     Investor Default Amount Paid             3,478,362.62              0.00
     Excess Spread                            5,225,205.60        807,200.38
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                       0.00              0.00
     Investor Default Amount Shortfall                0.00        327,375.31
     Required Amount                                  0.00        327,375.31
     ------------------------------------------------------------------------
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00        327,375.31
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00              0.00
     Principal Charge-Offs                            0.00              0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                             Class A           Class B
     Beginning Certificates Balance         850,000,000.00     80,000,000.00
     Interest Distribution                   11,758,847.11      1,135,337.24
     Principal Distribution                           0.00              0.00
     Total Distribution                      11,758,847.11      1,135,337.24
     Ending Certificate Balance             850,000,000.00     80,000,000.00
     Pool Factor                               100.000000%       100.000000%
     Total Distribution Per 1,000                  13.8339           14.1917
     Certificate
     Interest Distribution Per 1,000               13.8339           14.1917
     Certificate
     Principal Distribution Per 1,000               0.0000            0.0000
     Certificate

     1st   Collection Account Deposit         3,706,593.11        357,878.04
     2nd Collection Accounts Deposit          3,834,406.67        370,218.67
     3rd Collection Accounts Deposit          4,217,847.33        407,240.53
     Quarterly Interest Distribution         11,758,847.11      1,135,337.24


     Delinquencies                             1-30              31-60

     Number of Accounts                            296,972            69,062
     Balance of Accounts                       678,745,169       166,192,354

     31+Days Delinquency Rate                                        3.2669%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor              0.0000%
     Current Month Account Owner Retained Interest Factor            0.0000%

     Monthly Trust Activity                CIA Investor        Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Floating Allocation Percentage             7.0000000%       88.5686928%
     Principal Allocation Percentage            7.0000000%       88.5686928%
     Finance Charge Collections               1,020,324.37     14,576,062.37
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   10,641,266.60    152,018,094.22
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   286,453.39      4,092,191.32
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  43,978.07        628,258.08
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                            0.00
     Charged-Off Principal                          (0.00)
     Reimbursed Principal                             0.00
     Ending Invested/Transferor Amounts      70,000,000.00  1,000,000,000.00
     ------------------------------------------------------------------------
     Group I Information                   Series 1996-2     Series 1996-3
     Invested Amount                      1,000,000,000.00  1,000,000,000.00
     Average Rate                                 5.46166%          5.37913%
     Investor Finance Charge Collections     15,204,320.46     15,204,320.46
     Investor Principal Collections         152,018,094.22    152,018,094.22
     Investor Default Amount Due              4,092,191.32      4,092,191.32
     Investor Monthly Interest Due            5,006,518.92      4,930,869.17
     Investor Monthly Fees Due                1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements          CIA Investor          Total
     Investor Coupon                              5.94438%
     Investor Monthly Interest Due              381,431.05      5,006,518.92
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due                381,431.05      5,006,518.92
     Investor  Default Amount Due               286,453.39      4,092,191.32
     Investor Monthly Fees Due                  116,666.67      1,666,666.67
     Investor Additional Fees Due                    0.00              0.00
     Total                                      784,551.11     10,765,376.90
     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections           15,180,511.48
     Interest/Principal/Spread                                     17,980.79
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  13.33%
     Base Rate                                                         8.01%
     ------------------------------------------------------------------------
     Application of Collections            CIA Investor          Total
     Available Funds                          1,062,635.80     15,198,492.27
     Monthly Interest Paid                            0.00      4,625,087.87
     Investor Default Amount Paid                     0.00      3,478,362.62
     Excess Spread                            1,062,635.80      7,095,041.78

     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            327,375.31
     Required Amount                                              327,375.31
     ------------------------------------------------------------------------
     Monthly Interest Paid                      381,431.05        381,431.05
     Investor Default Paid                      286,453.39        613,828.70
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid                                         1,666,666.67
     Excess Finance Charge Collections                          4,433,115.37
     ------------------------------------------------------------------------
     Reallocated Principal                            0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00
     Principal Charge-Offs                          (0.00)
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                          CIA Investor          Total
     Beginning Certificates Balance          70,000,000.00  1,000,000,000.00
     Interest Distribution                      381,431.05     13,275,615.41
     Principal Distribution                           0.00              0.00
     Total Distribution                         381,431.05     13,275,615.41
     Ending Certificate Balance              70,000,000.00  1,000,000,000.00
     Pool Factor                               100.000000%
     Total Distribution Per 1,000                   5.4490
     Certificate
     Interest Distribution Per 1,000                5.4490
     Certificate
     Principal Distribution Per 1,000               0.0000
     Certificate

     1st   Collection Account Deposit                           4,064,471.15
     2nd Collection Accounts Deposit                            4,204,625.34
     3rd Collection Accounts Deposit                            4,625,087.87
     Quarterly Interest Distribution                           12,894,184.36


     Delinquencies                             61-90            91-120

     Number of Accounts                             38,127            27,918
     Balance of Accounts                       102,872,527        78,574,937

     31+Days Delinquency Rate                         0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

     Monthly Trust Activity                 Transferor          Series
                                             Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      8.16%
     Beginning Invested /Transferor         129,067,131.96  1,129,067,131.96
     Amount
     Adjusted Invested /Transferor          129,067,131.96  1,129,067,131.96
     Amount
     Floating Allocation Percentage            11.4313072%      100.0000000%
     Principal Allocation Percentage           11.4313072%      100.0000000%
     Finance Charge Collections               1,881,290.57     16,457,352.94
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   19,620,539.43    171,638,633.65
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   528,167.40      4,620,358.72
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  81,087.47        709,345.55
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts     165,288,445.59  1,165,288,445.59
     ------------------------------------------------------------------------
     Group I Information                   Series 1997-1      Group Total
     Invested Amount                      1,000,000,000.00  4,750,000,000.00
     Average Rate                                 5.54268%          5.47309%
     Investor Finance Charge Collections     15,204,320.46     72,220,522.17
     Investor Principal Collections         152,018,094.22    722,085,947.56
     Investor Default Amount Due              4,092,191.32     19,437,908.76
     Investor Monthly Interest Due            5,080,792.57     23,894,057.50
     Investor Monthly Fees Due                1,666,666.67      7,916,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------


     Delinquencies                             121+              Total

     Number of Accounts                             34,841           466,920
     Balance of Accounts                       104,213,867  1,130,598,853.22

     Monthly Trust Activity                    Trust
                                              Totals
     Beginning Principal  Receivables    13,831,072,366.52
     Balance
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      13,831,072,366.52
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections             201,602,573.52
     Total Yield                                    17.49%
     Trust Portfolio Yield                          13.33%
     Principal Collections                2,102,573,262.22
     Discount Percentage                             0.00%
     Discount Option Receivable                       0.00
     Collections
     Monthly Payment Rate                           15.20%
     Defaults                                56,599,394.27
     Monthly Default Rate                            4.91%
     Net Monthly Default Rate                        4.16%
     Recoveries                               8,689,483.01
     Adjustments                             14,009,452.70
     New Receivables                      2,616,893,201.10
     Ending Principal  Receivables       14,274,783,458.43
     Balance
     Minimum Series Required Balance      1,070,000,000.00
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      14,274,783,458.43

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts  14,274,783,458.43
     ------------------------------------

     Group:                              Group 1
     Series:                             Series 1996-2
     Supplement Date:                    17-Sep-96

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-2 Supplement dated as of 6/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 01/19/99 with respect to the performance of the Trust during the month of 12/01/98 to 12/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution
     in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                              $13.83393778

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                              $13.83393778

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph
     1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                              $14.19171554
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                              $14.19171554
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                     $381,431.05
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                          ($0.00)
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  Dori Broglino
     __________________________________
          Name:   Dori Broglino
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                           $13,831,072,366.52
Receivables:
Beginning of the Month Finance Charge Receivables:          $245,266,971.08
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                               $14,076,339,337.60
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                    $14,274,783,458.43
End of the Month Finance Charge                             $261,689,225.87
Receivables:
End of the Month Discounted Receivables:                              $0.00
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                        $14,536,472,684.30


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master Trust Series)        $12,249,999,999.99

End of the Month Total Transferor Amount                   $2,286,472,684.31


DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $166,192,354.28
   61-90 Days Delinquent                                    $102,872,526.67
   91+ Days Delinquent                                      $182,788,803.62

   Total 31+ Days Delinquent                                $451,853,684.57

Defaulted Accounts During the Month                          $56,599,394.27

INVESTED AMOUNTS ---

Class A Initial Invested Amount              $850,000,000
Class B Initial Invested Amount               $80,000,000
Collateral Initial Invested Amount            $70,000,000
INITIAL INVESTED AMOUNT                                      $1,000,000,000

Class A Invested Amount                   $850,000,000.00
Class B Invested Amount                    $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
INVESTED AMOUNT                                              $1,000,000,000


Class A Adjusted Invested Amount          $850,000,000.00
Class B Adjusted Invested Amount           $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
ADJUSTED INVESTED AMOUNT                                     $1,000,000,000


MONTHLY SERVICING FEE                                         $1,666,666.67


INVESTOR DEFAULT AMOUNT                                       $4,092,191.32


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.47309%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                  $72,220,522.17
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $19,437,908.76
GROUP 1 INVESTOR MONTHLY FEES                                 $7,916,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                            $23,894,057.50


SERIES 1996-2 INFORMATION
SERIES 1996-2 ALLOCATION PERCENTAGE                                    8.16%
SERIES 1996-2 ALLOCABLE FINANCE CHARGE                       $16,457,352.94
COLLECTIONS
SERIES 1996-2 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1996-2 ALLOCABLE DEFAULTED AMOUNT                      $4,620,358.72
SERIES 1996-2 MONTHLY FEES                                    $1,666,666.67
SERIES 1996-2 ALLOCABLE PRINCIPAL COLLECTIONS               $171,638,633.65
SERIES 1996-2 REQUIRED TRANSFEROR AMOUNT                     $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                        88.57%

INVESTOR FINANCE CHARGE COLLECTIONS                          $14,576,062.37
INVESTOR DEFAULT AMOUNT                                       $4,092,191.32
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $15,180,511.48
PRINCIPAL ALLOCATIONS PERCENTAGE                                      88.57%
AVAILABLE PRINCIPAL COLLECTIONS                             $152,018,094.22


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           85.00%

    Class A Floating Percentage of         $12,921,415.55
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                   $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $12,921,415.55

   Class A Monthly Interest                 $4,217,847.33
   Class A Servicing Fee (if applicable)            $0.00
   Class A Investor Default Amount          $3,478,362.62
TOTAL CLASS A EXCESS SPREAD                                   $5,225,205.60

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            8.00%

CLASS B AVAILABLE FUNDS                                       $1,214,440.92

   Class B Monthly Interest                   $407,240.53
   Class B Servicing Fee (if applicable)            $0.00
TOTAL CLASS B EXCESS SPREAD                                     $807,200.38

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                    $1,062,635.80
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                $1,062,635.80

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $7,095,041.78

Excess Spread Applied to Class A Required Amount                      $0.00
Excess Spread Applied to Class A                                      $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                $327,375.31
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $381,431.05
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                       $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral                                $286,453.39
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                              $0.00
Excess Spread Applied to Other Amounts                                $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $4,433,115.37

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $52,751,063.76
 FOR ALL ALLOCATION SERIES

SERIES 1996-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1996-2

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                            8.01%                 1
Base Rate (Prior Month)                              7.44%                 1
Base Rate (Two Months Ago)                           7.27%                 1
THREE MONTH AVERAGE BASE RATE                                          7.57%

Series Adj Portfolio Yield (Curr Month)             13.33%                 1
Series Adj Portfolio Yield (Prior Month)            13.40%                 1
Series Adj Port Yield (Two Months Ago)              12.66%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         13.13%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          85.00%

   Class A Principal Collections          $129,215,380.09

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

   Class B Principal Collections           $12,161,447.54

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections        $10,641,266.60

AVAILABLE PRINCIPAL COLLECTIONS           $152,018,094.22

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1996-2 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                      $0.00
Deficit Controlled Accumulation Amount              $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $152,018,094.22
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                      ($0.00)
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                           $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Dori Broglino
     __________________________________
          Name:   Dori Broglino
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-3

     Monthly Report                              31-Dec-98
     Distribution Date                           19-Jan-99
     ------------------------------------------------------------------------

     Monthly Trust Activity                   Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Floating Allocation Percentage            85.0000000%        8.0000000%
     Principal Allocation Percentage           85.0000000%        8.0000000%
     Finance Charge Collections              12,389,653.02      1,166,084.99
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  129,215,380.09     12,161,447.54
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 3,478,362.62        327,375.31
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 534,019.37         50,260.65
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                            0.00              0.00
     Reimbursed Principal                             0.00              0.00
     Ending Invested/Transferor Amounts     850,000,000.00     80,000,000.00
     ------------------------------------------------------------------------
     Group I Information                   Series 1995-3     Series 1996-1
     Invested Amount                        750,000,000.00  1,000,000,000.00
     Average Rate                                 5.56516%          5.50891%
     Investor Finance Charge Collections     11,403,240.34     15,204,320.46
     Investor Principal Collections         114,013,570.67    152,018,094.22
     Investor Default Amount Due              3,069,143.49      4,092,191.32
     Investor Monthly Interest Due            3,826,045.44      5,049,831.42
     Investor Monthly Fees Due                1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements             Class A           Class B
     Investor Coupon                              5.31938%          5.51938%
     Investor Monthly Interest Due            4,144,683.58        404,754.53
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due              4,144,683.58        404,754.53
     Investor  Default Amount Due             3,478,362.62        327,375.31
     Investor Monthly Fees Due                1,416,666.67        133,333.33
     Investor Additional Fees Due                    0.00              0.00
     Total                                    9,039,712.87        865,463.17

     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections               Class A           Class B
     Available Funds                         12,877,569.27      1,208,388.94
     Monthly Interest Paid                    4,144,683.58        404,754.53
     Investor Default Amount Paid             3,478,362.62              0.00
     Excess Spread                            5,254,523.06        803,634.40
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                       0.00              0.00
     Investor Default Amount Shortfall                0.00        327,375.31
     Required Amount                                  0.00        327,375.31
     ------------------------------------------------------------------------
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00        327,375.31
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00              0.00
     Principal Charge-Offs                            0.00              0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                             Class A           Class B
     Beginning Certificates Balance         850,000,000.00     80,000,000.00
     Interest Distribution                            0.00              0.00
     Principal Distribution                           0.00              0.00
     Total Distribution                               0.00              0.00
     Ending Certificate Balance             850,000,000.00     80,000,000.00
     Pool Factor                               100.000000%       100.000000%
     Total Distribution Per 1,000                   0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000               0.0000            0.0000
     Certificate

     1st   Collection Account Deposit         4,144,683.58        404,754.53
     2nd Collection Accounts Deposit                  0.00              0.00
     3rd Collection Accounts Deposit                  0.00              0.00
     Quarterly Interest Distribution          4,144,683.58        404,754.53


     Delinquencies                             1-30              31-60

     Number of Accounts                            296,972            69,062
     Balance of Accounts                       678,745,169       166,192,354

     31+Days Delinquency Rate                                        3.2669%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor              0.0000%
     Current Month Account Owner Retained Interest Factor            0.0000%

     Monthly Trust Activity                CIA Investor        Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Floating Allocation Percentage             7.0000000%       88.5686928%
     Principal Allocation Percentage            7.0000000%       88.5686928%
     Finance Charge Collections               1,020,324.37     14,576,062.37
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   10,641,266.60    152,018,094.22
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   286,453.39      4,092,191.32
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  43,978.07        628,258.08
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                            0.00
     Charged-Off Principal                          (0.00)
     Reimbursed Principal                             0.00
     Ending Invested/Transferor Amounts      70,000,000.00  1,000,000,000.00
     ------------------------------------------------------------------------
     Group I Information                   Series 1996-2     Series 1996-3
     Invested Amount                      1,000,000,000.00  1,000,000,000.00
     Average Rate                                 5.46166%          5.37913%
     Investor Finance Charge Collections     15,204,320.46     15,204,320.46
     Investor Principal Collections         152,018,094.22    152,018,094.22
     Investor Default Amount Due              4,092,191.32      4,092,191.32
     Investor Monthly Interest Due            5,006,518.92      4,930,869.17
     Investor Monthly Fees Due                1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements          CIA Investor          Total
     Investor Coupon                              5.94438%
     Investor Monthly Interest Due              381,431.05      4,930,869.17
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due                381,431.05      4,930,869.17
     Investor  Default Amount Due               286,453.39      4,092,191.32
     Investor Monthly Fees Due                  116,666.67      1,666,666.67
     Investor Additional Fees Due                    0.00              0.00
     Total                                      784,551.11     10,689,727.15
     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections           15,104,861.73
     Interest/Principal/Spread                                     38,436.80
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  13.26%
     Base Rate                                                         7.92%
     ------------------------------------------------------------------------
     Application of Collections            CIA Investor          Total
     Available Funds                          1,057,340.32     15,143,298.53
     Monthly Interest Paid                            0.00      4,549,438.12
     Investor Default Amount Paid                     0.00      3,478,362.62
     Excess Spread                            1,057,340.32      7,115,497.79

     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            327,375.31
     Required Amount                                              327,375.31
     ------------------------------------------------------------------------
     Monthly Interest Paid                      381,431.05        381,431.05
     Investor Default Paid                      286,453.39        613,828.70
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid                                         1,666,666.67
     Excess Finance Charge Collections                          4,453,571.38
     ------------------------------------------------------------------------
     Reallocated Principal                            0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00
     Principal Charge-Offs                          (0.00)
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                          CIA Investor          Total
     Beginning Certificates Balance          70,000,000.00  1,000,000,000.00
     Interest Distribution                      381,431.05        381,431.05
     Principal Distribution                           0.00              0.00
     Total Distribution                         381,431.05        381,431.05
     Ending Certificate Balance              70,000,000.00  1,000,000,000.00
     Pool Factor                               100.000000%
     Total Distribution Per 1,000                   5.4490
     Certificate
     Interest Distribution Per 1,000                5.4490
     Certificate
     Principal Distribution Per 1,000               0.0000
     Certificate

     1st   Collection Account Deposit                           4,549,438.12
     2nd Collection Accounts Deposit                                    0.00
     3rd Collection Accounts Deposit                                    0.00
     Quarterly Interest Distribution                            4,549,438.12


     Delinquencies                             61-90            91-120

     Number of Accounts                             38,127            27,918
     Balance of Accounts                       102,872,527        78,574,937

     31+Days Delinquency Rate                         0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

    Monthly Trust Activity                 Transferor          Series
                                             Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      8.16%
     Beginning Invested /Transferor         129,067,131.96  1,129,067,131.96
     Amount
     Adjusted Invested /Transferor          129,067,131.96  1,129,067,131.96
     Amount
     Floating Allocation Percentage            11.4313072%      100.0000000%
     Principal Allocation Percentage           11.4313072%      100.0000000%
     Finance Charge Collections               1,881,290.57     16,457,352.94
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   19,620,539.43    171,638,633.65
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   528,167.40      4,620,358.72
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  81,087.47        709,345.55
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts     165,288,445.59  1,165,288,445.59
     ------------------------------------------------------------------------
     Group I Information                   Series 1997-1      Group Total
     Invested Amount                      1,000,000,000.00  4,750,000,000.00
     Average Rate                                 5.54268%          5.47309%
     Investor Finance Charge Collections     15,204,320.46     72,220,522.17
     Investor Principal Collections         152,018,094.22    722,085,947.56
     Investor Default Amount Due              4,092,191.32     19,437,908.76
     Investor Monthly Interest Due            5,080,792.57     23,894,057.50
     Investor Monthly Fees Due                1,666,666.67      7,916,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------


     Delinquencies                             121+              Total

     Number of Accounts                             34,841           466,920
     Balance of Accounts                       104,213,867  1,130,598,853.22

     Monthly Trust Activity                    Trust
                                              Totals
     Beginning Principal  Receivables    13,831,072,366.52
     Balance
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      13,831,072,366.52
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections             201,602,573.52
     Total Yield                                    17.49%
     Trust Portfolio Yield                          13.33%
     Principal Collections                2,102,573,262.22
     Discount Percentage                             0.00%
     Discount Option Receivable                       0.00
     Collections
     Monthly Payment Rate                           15.20%
     Defaults                                56,599,394.27
     Monthly Default Rate                            4.91%
     Net Monthly Default Rate                        4.16%
     Recoveries                               8,689,483.01
     Adjustments                             14,009,452.70
     New Receivables                      2,616,893,201.10
     Ending Principal  Receivables       14,274,783,458.43
     Balance
     Minimum Series Required Balance      1,070,000,000.00
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      14,274,783,458.43

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts  14,274,783,458.43
     ------------------------------------

     Group:                              Group 1
     Series:                             Series 1996-3
     Supplement Date:                    17-Sep-96

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-3 Supplement dated as of 9/17/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 01/19/99 with respect to the performance of the Trust during the month of 12/01/98 to 12/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution
     in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph
     1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                     $381,431.05
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                          ($0.00)
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Dori Broglino
     __________________________________
          Name:   Dori Broglino
          Title:  Servicing Officer

                                                     C-3

RECEIVABLES  ---

Beginning of the Month Principal                           $13,831,072,366.52
Receivables:
Beginning of the Month Finance Charge Receivables:          $245,266,971.08
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                               $14,076,339,337.60
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                    $14,274,783,458.43
End of the Month Finance Charge                             $261,689,225.87
Receivables:
End of the Month Discounted Receivables:                              $0.00
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                        $14,536,472,684.30


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master Trust Series)        $12,249,999,999.99

End of the Month Total Transferor Amount                   $2,286,472,684.31


DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $166,192,354.28
   61-90 Days Delinquent                                    $102,872,526.67
   91+ Days Delinquent                                      $182,788,803.62

   Total 31+ Days Delinquent                                $451,853,684.57

Defaulted Accounts During the Month                          $56,599,394.27

INVESTED AMOUNTS ---

Class A Initial Invested Amount              $850,000,000
Class B Initial Invested Amount               $80,000,000
Collateral Initial Invested Amount            $70,000,000
INITIAL INVESTED AMOUNT                                      $1,000,000,000

Class A Invested Amount                   $850,000,000.00
Class B Invested Amount                    $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
INVESTED AMOUNT                                              $1,000,000,000


Class A Adjusted Invested Amount          $850,000,000.00
Class B Adjusted Invested Amount           $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
ADJUSTED INVESTED AMOUNT                                     $1,000,000,000


MONTHLY SERVICING FEE                                         $1,666,666.67


INVESTOR DEFAULT AMOUNT                                       $4,092,191.32


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.47309%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                  $72,220,522.17
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $19,437,908.76
GROUP 1 INVESTOR MONTHLY FEES                                 $7,916,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                            $23,894,057.50


SERIES 1996-3 INFORMATION
SERIES 1996-3 ALLOCATION PERCENTAGE                                    8.16%
SERIES 1996-3 ALLOCABLE FINANCE CHARGE                       $16,457,352.94
COLLECTIONS
SERIES 1996-3 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1996-3 ALLOCABLE DEFAULTED AMOUNT                      $4,620,358.72
SERIES 1996-3 MONTHLY FEES                                    $1,666,666.67
SERIES 1996-3 ALLOCABLE PRINCIPAL COLLECTIONS               $171,638,633.65
SERIES 1996-3 REQUIRED TRANSFEROR AMOUNT                     $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                        88.57%

INVESTOR FINANCE CHARGE COLLECTIONS                          $14,576,062.37
INVESTOR DEFAULT AMOUNT                                       $4,092,191.32
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $15,104,861.73
PRINCIPAL ALLOCATIONS PERCENTAGE                                      88.57%
AVAILABLE PRINCIPAL COLLECTIONS                             $152,018,094.22


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           85.00%

    Class A Floating Percentage of         $12,877,569.27
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                   $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $12,877,569.27

   Class A Monthly Interest                 $4,144,683.58
   Class A Servicing Fee (if applicable)            $0.00
   Class A Investor Default Amount          $3,478,362.62
TOTAL CLASS A EXCESS SPREAD                                   $5,254,523.06

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            8.00%

CLASS B AVAILABLE FUNDS                                       $1,208,388.94

   Class B Monthly Interest                   $404,754.53
   Class B Servicing Fee (if applicable)            $0.00
TOTAL CLASS B EXCESS SPREAD                                     $803,634.40

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                    $1,057,340.32
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                $1,057,340.32

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $7,115,497.79

Excess Spread Applied to Class A Required Amount                      $0.00
Excess Spread Applied to Class A                                      $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                $327,375.31
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $381,431.05
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                       $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral                                $286,453.39
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                              $0.00
Excess Spread Applied to Other Amounts                                $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $4,453,571.38

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $52,751,063.76
 FOR ALL ALLOCATION SERIES

SERIES 1996-3 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1996-3

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                            7.92%                 1
Base Rate (Prior Month)                              7.62%                 1
Base Rate (Two Months Ago)                           7.44%                 1
THREE MONTH AVERAGE BASE RATE                                          7.66%

Series Adj Portfolio Yield (Curr Month)             13.26%                 1
Series Adj Portfolio Yield (Prior Month)            13.57%                 1
Series Adj Port Yield (Two Months Ago)              12.76%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         13.20%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          85.00%

   Class A Principal Collections          $129,215,380.09

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

   Class B Principal Collections           $12,161,447.54

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections        $10,641,266.60

AVAILABLE PRINCIPAL COLLECTIONS           $152,018,094.22

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1996-3 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                      $0.00
Deficit Controlled Accumulation Amount              $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $152,018,094.22
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                      ($0.00)
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                           $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/ Dori Broglino
       __________________________________
          Name:   Dori Broglino
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1997-1

     Monthly Report                              31-Dec-98
     Distribution Date                           19-Jan-99
     ------------------------------------------------------------------------

     Monthly Trust Activity                   Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Floating Allocation Percentage            85.0000000%        8.0000000%
     Principal Allocation Percentage           85.0000000%        8.0000000%
     Finance Charge Collections              12,389,653.02      1,166,084.99
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  129,215,380.09     12,161,447.54
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 3,478,362.62        327,375.31
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 534,019.37         50,260.65
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                            0.00              0.00
     Reimbursed Principal                             0.00              0.00
     Ending Invested/Transferor Amounts     850,000,000.00     80,000,000.00
     Group I Information                   Series 1995-3     Series 1996-1
     Invested Amount                        750,000,000.00  1,000,000,000.00
     Average Rate                                 5.56516%          5.50891%
     Investor Finance Charge Collections     11,403,240.34     15,204,320.46
     Investor Principal Collections         114,013,570.67    152,018,094.22
     Investor Default Amount Due              3,069,143.49      4,092,191.32
     Investor Monthly Interest Due            3,826,045.44      5,049,831.42
     Investor Monthly Fees Due                1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     Monthly Funding Requirements             Class A           Class B
     Investor Coupon                              5.49234%          5.68234%
     Investor Monthly Interest Due            4,279,448.25        416,704.93
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due              4,279,448.25        416,704.93
     Investor  Default Amount Due             3,478,362.62        327,375.31
     Investor Monthly Fees Due                1,416,666.67        133,333.33
     Investor Additional Fees Due                    0.00              0.00
     Total                                    9,174,477.54        877,413.57

     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     Application of Collections               Class A           Class B
     Available Funds                         12,990,028.28      1,220,382.81
     Monthly Interest Paid                    4,279,448.25        416,704.93
     Investor Default Amount Paid             3,478,362.62              0.00
     Excess Spread                            5,232,217.41        803,677.88
     Monthly Interest Shortfall                       0.00              0.00
     Investor Default Amount Shortfall                0.00        327,375.31
     Required Amount                                  0.00        327,375.31
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00        327,375.31
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     Reallocated Principal                                              0.00
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00              0.00
     Outstanding Monthly Interest                     0.00              0.00
     Principal Charge-Offs                            0.00              0.00
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     Certificates                             Class A           Class B
     Beginning Certificates Balance         850,000,000.00     80,000,000.00
     Interest Distribution                            0.00              0.00
     Principal Distribution                           0.00              0.00
     Total Distribution                               0.00              0.00
     Ending Certificate Balance             850,000,000.00     80,000,000.00
     Pool Factor                               100.000000%       100.000000%
     Total Distribution Per 1,000                   0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000               0.0000            0.0000
     Certificate

     1st   Collection Account Deposit         3,890,407.50        378,822.67
     2nd Collection Accounts Deposit          4,279,448.25        416,704.93
     3rd Collection Accounts Deposit                  0.00              0.00
     Quarterly Interest Distribution          8,169,855.75        795,527.60


     Delinquencies                             1-30              31-60

     Number of Accounts                            296,972            69,062
     Balance of Accounts                       678,745,169       166,192,354

     31+Days Delinquency Rate                                        3.2669%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor              0.0000%
     Current Month Account Owner Retained Interest Factor            0.0000%

     Monthly Trust Activity                CIA Investor        Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Floating Allocation Percentage             7.0000000%       88.5686928%
     Principal Allocation Percentage            7.0000000%       88.5686928%
     Finance Charge Collections               1,020,324.37     14,576,062.37
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   10,641,266.60    152,018,094.22
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   286,453.39      4,092,191.32
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  43,978.07        628,258.08
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                            0.00
     Charged-Off Principal                          (0.00)
     Reimbursed Principal                             0.00
     Ending Invested/Transferor Amounts      70,000,000.00  1,000,000,000.00
     Group I Information                   Series 1996-2     Series 1996-3
     Invested Amount                      1,000,000,000.00  1,000,000,000.00
     Average Rate                                 5.46166%          5.37913%
     Investor Finance Charge Collections     15,204,320.46     15,204,320.46
     Investor Principal Collections         152,018,094.22    152,018,094.22
     Investor Default Amount Due              4,092,191.32      4,092,191.32
     Investor Monthly Interest Due            5,006,518.92      4,930,869.17
     Investor Monthly Fees Due                1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     Monthly Funding Requirements          CIA Investor          Total
     Investor Coupon                              5.99438%
     Investor Monthly Interest Due              384,639.38      5,080,792.57
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due                384,639.38      5,080,792.57
     Investor  Default Amount Due               286,453.39      4,092,191.32
     Investor Monthly Fees Due                  116,666.67      1,666,666.67
     Investor Additional Fees Due                    0.00              0.00
     Total                                      787,759.44     10,839,650.55

     Reallocated Investor Finance Charge Collections           15,254,785.13
     Interest/Principal/Spread                                     23,460.92
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  13.42%
     Base Rate                                                         8.10%
     Application of Collections            CIA Investor          Total
     Available Funds                          1,067,834.96     15,278,246.05
     Monthly Interest Paid                            0.00      4,696,153.18
     Investor Default Amount Paid                     0.00      3,478,362.62
     Excess Spread                            1,067,834.96      7,103,730.24
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            327,375.31
     Required Amount                                              327,375.31
     Monthly Interest Paid                      384,639.38        384,639.38
     Investor Default Paid                      286,453.39        613,828.70
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid                                         1,666,666.67
     Excess Finance Charge Collections                          4,438,595.50
     Reallocated Principal                            0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     Outstanding Monthly Interest                     0.00
     Principal Charge-Offs                          (0.00)
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     Certificates                          CIA Investor          Total
     Beginning Certificates Balance          70,000,000.00  1,000,000,000.00
     Interest Distribution                      384,639.38        384,639.38
     Principal Distribution                           0.00              0.00
     Total Distribution                         384,639.38        384,639.38
     Ending Certificate Balance              70,000,000.00  1,000,000,000.00
     Pool Factor                               100.000000%
     Total Distribution Per 1,000                   5.4948
     Certificate
     Interest Distribution Per 1,000                5.4948
     Certificate
     Principal Distribution Per 1,000               0.0000
     Certificate

     1st   Collection Account Deposit                           4,269,230.17
     2nd Collection Accounts Deposit                            4,696,153.18
     3rd Collection Accounts Deposit                                    0.00
     Quarterly Interest Distribution                            8,965,383.35


     Delinquencies                             61-90            91-120

     Number of Accounts                             38,127            27,918
     Balance of Accounts                       102,872,527        78,574,937

     31+Days Delinquency Rate                         0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

     Monthly Trust Activity                 Transferor          Series
                                             Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      8.16%
     Beginning Invested /Transferor         129,067,131.96  1,129,067,131.96
     Amount
     Adjusted Invested /Transferor          129,067,131.96  1,129,067,131.96
     Amount
     Floating Allocation Percentage            11.4313072%      100.0000000%
     Principal Allocation Percentage           11.4313072%      100.0000000%
     Finance Charge Collections               1,881,290.57     16,457,352.94
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   19,620,539.43    171,638,633.65
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   528,167.40      4,620,358.72
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  81,087.47        709,345.55
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts     165,288,445.59  1,165,288,445.59
     Group I Information                   Series 1997-1      Group Total
     Invested Amount                      1,000,000,000.00  4,750,000,000.00
     Average Rate                                 5.54268%          5.47309%
     Investor Finance Charge Collections     15,204,320.46     72,220,522.17
     Investor Principal Collections         152,018,094.22    722,085,947.56
     Investor Default Amount Due              4,092,191.32     19,437,908.76
     Investor Monthly Interest Due            5,080,792.57     23,894,057.50
     Investor Monthly Fees Due                1,666,666.67      7,916,666.67
     Investor Additional Amounts Due                  0.00              0.00


     Delinquencies                             121+              Total

     Number of Accounts                             34,841           466,920
     Balance of Accounts                       104,213,867  1,130,598,853.22

     Monthly Trust Activity                    Trust
                                              Totals
     Beginning Principal  Receivables    13,831,072,366.52
     Balance
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      13,831,072,366.52
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections             201,602,573.52
     Total Yield                                    17.49%
     Trust Portfolio Yield                          13.33%
     Principal Collections                2,102,573,262.22
     Discount Percentage                             0.00%
     Discount Option Receivable                       0.00
     Collections
     Monthly Payment Rate                           15.20%
     Defaults                                56,599,394.27
     Monthly Default Rate                            4.91%
     Net Monthly Default Rate                        4.16%
     Recoveries                               8,689,483.01
     Adjustments                             14,009,452.70
     New Receivables                      2,616,893,201.10
     Ending Principal  Receivables       14,274,783,458.43
     Balance
     Minimum Series Required Balance      1,070,000,000.00
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      14,274,783,458.43

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts  14,274,783,458.43

     Group:                              Group 1
     Series:                             Series 1997-1
     Supplement Date:                    14-May-97

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1997-1 Supplement dated as of 5/14/97 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1997-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 01/19/99 with respect to the performance of the Trust during the month of 12/01/98 to 12/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution
     in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph
     1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                     $384,639.38
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                          ($0.00)
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Dori Broglino
     __________________________________
          Name:   Dori Broglino
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                           $13,831,072,366.52
Receivables:
Beginning of the Month Finance Charge Receivables:          $245,266,971.08
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                               $14,076,339,337.60
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                    $14,274,783,458.43
End of the Month Finance Charge                             $261,689,225.87
Receivables:
End of the Month Discounted Receivables:                              $0.00
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                        $14,536,472,684.30


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master Trust Series)        $12,249,999,999.99

End of the Month Total Transferor Amount                   $2,286,472,684.31


DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $166,192,354.28
   61-90 Days Delinquent                                    $102,872,526.67
   91+ Days Delinquent                                      $182,788,803.62

   Total 31+ Days Delinquent                                $451,853,684.57

Defaulted Accounts During the Month                          $56,599,394.27
                                                     C-4

INVESTED AMOUNTS ---

Class A Initial Invested Amount              $850,000,000
Class B Initial Invested Amount               $80,000,000
Collateral Initial Invested Amount            $70,000,000
INITIAL INVESTED AMOUNT                                      $1,000,000,000

Class A Invested Amount                   $850,000,000.00
Class B Invested Amount                    $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
INVESTED AMOUNT                                              $1,000,000,000


Class A Adjusted Invested Amount          $850,000,000.00
Class B Adjusted Invested Amount           $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
ADJUSTED INVESTED AMOUNT                                     $1,000,000,000


MONTHLY SERVICING FEE                                         $1,666,666.67


INVESTOR DEFAULT AMOUNT                                       $4,092,191.32


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.47309%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                  $72,220,522.17
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $19,437,908.76
GROUP 1 INVESTOR MONTHLY FEES                                 $7,916,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                            $23,894,057.50


SERIES 1997-1 INFORMATION
SERIES 1997-1 ALLOCATION PERCENTAGE                                    8.16%
SERIES 1997-1 ALLOCABLE FINANCE CHARGE                       $16,457,352.94
COLLECTIONS
SERIES 1997-1 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1997-1 ALLOCABLE DEFAULTED AMOUNT                      $4,620,358.72
SERIES 1997-1 MONTHLY FEES                                    $1,666,666.67
SERIES 1997-1 ALLOCABLE PRINCIPAL COLLECTIONS               $171,638,633.65
SERIES 1997-1 REQUIRED TRANSFEROR AMOUNT                     $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                        88.57%

INVESTOR FINANCE CHARGE COLLECTIONS                          $14,576,062.37
INVESTOR DEFAULT AMOUNT                                       $4,092,191.32
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $15,254,785.13
PRINCIPAL ALLOCATIONS PERCENTAGE                                      88.57%
AVAILABLE PRINCIPAL COLLECTIONS                             $152,018,094.22


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           85.00%

    Class A Floating Percentage of         $12,990,028.28
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                   $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $12,990,028.28

   Class A Monthly Interest                 $4,279,448.25
   Class A Servicing Fee (if applicable)            $0.00
   Class A Investor Default Amount          $3,478,362.62
TOTAL CLASS A EXCESS SPREAD                                   $5,232,217.41

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            8.00%

CLASS B AVAILABLE FUNDS                                       $1,220,382.81

   Class B Monthly Interest                   $416,704.93
   Class B Servicing Fee (if applicable)            $0.00
TOTAL CLASS B EXCESS SPREAD                                     $803,677.88

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                    $1,067,834.96
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                $1,067,834.96

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $7,103,730.24

Excess Spread Applied to Class A Required Amount                      $0.00
Excess Spread Applied to Class A                                      $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                $327,375.31
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $384,639.38
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                       $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral                                $286,453.39
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                              $0.00
Excess Spread Applied to Other Amounts                                $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $4,438,595.50

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $52,751,063.76
 FOR ALL ALLOCATION SERIES

SERIES 1997-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1997-1

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                            8.10%                 1
Base Rate (Prior Month)                              7.52%                 1
Base Rate (Two Months Ago)                           7.60%                 1
THREE MONTH AVERAGE BASE RATE                                          7.74%

Series Adj Portfolio Yield (Curr Month)             13.42%                 1
Series Adj Portfolio Yield (Prior Month)            13.56%                 1
Series Adj Port Yield (Two Months Ago)              13.01%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         13.33%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          85.00%

   Class A Principal Collections          $129,215,380.09

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

   Class B Principal Collections           $12,161,447.54

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections        $10,641,266.60

AVAILABLE PRINCIPAL COLLECTIONS           $152,018,094.22

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1997-1 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                      $0.00
Deficit Controlled Accumulation Amount              $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $152,018,094.22
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                      ($0.00)
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                           $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Dori Broglino
       __________________________________
          Name:   Dori Broglino
          Title:  Servicing Officer